Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE BUSINESS LOAN BACKED CERIFICATES SERIES 1997-1
filed 1998-03-31
CIK 1038408

SERVICER'S STATEMENT


          IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE, INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE YEAR ENDED DECEMBER 31, 1997

6. AGGREGATE AMOUNT OF INTEREST RECEIVED                                          7,419,778.29

10. (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
            (i)  ACCRUED INTEREST                           3,503,209.50
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                  REMITTANCE DATE PLUS INTEREST                     0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                  (15,419.00)
                 ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                    3,871,839.54

    (B)  CLASS M INTEREST DISTRIBUTION  AMOUNT:
            (i)   ACCRUED INTEREST                            357,098.10
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING                  0.00
                  REMITTANCE  DATE  PLUS  INTEREST                  0.00
          (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT    (1,571.84)
                  ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                     394,674.12

    (C) CLASS B INTEREST DISTRIBUTION AMOUNT:
            (i)  ACCRUED INTEREST                             370,130.40
           (ii)  SHORTFALL, IF ANY, ON A PRECEDING                  0.00
                  REMITTANCE DATE PLUS INTEREST                     0.00
          (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                  ADJUSTMENT                                    (1,628.73)
                 ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                     409,078.28

    (D)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
            (i)  ALL PAYMENTS AND OTHER RECOVERIES OF
                  PRINCIPAL                                 6,024,915.52
           (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH
                 OF WARRANTY AND RECEIVED BY THE TRUSTEE            0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                          0.00
           (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN    0.00
            (v)  AMOUNT RELEASED FROM THE PRE-FUNDING
                 ACCOUNT                                      117,759.24
           (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            (15,670.88)
                 TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                    7,741,779.28

    (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
            (i)  ALL PAYMENTS AND OTHER RECOVERIES OF
                 PRINCIPAL                                   573,801.45
           (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF         0.00
                 WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                         0.00
           (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN   0.00
            (v)  AMOUNT RELEASED FROM THE PRE-FUNDING
                 ACCOUNT                                      11,215.17
           (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            (1,492.47)
                 TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                      737,312.28

    (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)  ALL PAYMENTS AND OTHER RECOVERIES OF
                 PRINCIPAL                                   573,801.45
           (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF         0.00
                 WARRANTY AND RECEIVED BY THE TRUSTEE              0.00
          (iii)  SUBSTITUTION  ADJUSTMENTS                         0.00
           (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN   0.00
            (v)  AMOUNT RELEASED FROM THE PRE-FUNDING
                 ACCOUNT                                      11,215.17
           (vi)  RECALCULATED PRINCIPAL ADJUSTMENT            (1,492.47)
                 TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                      737,312.28

14.  (A)  WEIGHTED AVERAGE MATURITY                                                  280.730

     (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                               10.559%



BY:  /S/ HARRY PUGLISI
     HARRY PUGLISI
     TREASURER